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                                                                   EXHIBIT 10.13

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. SUCH SECURITIES AND ANY SECURITIES ISSUED HEREUNDER MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                                                400,000 Warrants

                             PLANETOUT CORPORATION

                              WARRANT CERTIFICATE

                  This warrant certificate ("Warrant Certificate") certifies that for value received in consideration for certain services rendered pursuant to that certain letter agreement dated as of January 21, 2000 by and between Allen & Company Incorporated and PlanetOut Corporation (the "Engagement Letter") Allen & Company Incorporated or registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined), one fully paid and non-assessable share of Series B Preferred Stock, $0.001 par value ("Preferred Stock"), of PlanetOut.com, Inc., a Delaware corporation (the "Company"), at a purchase price of $9.124 per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check, subject to adjustment as hereinafter provided.

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                  1.       Warrant; Purchase Price

                  Each Warrant shall entitle the Holder to purchase one share of Preferred Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $9.124 per share of Preferred Stock, subject to adjustment as hereinafter provided (the "Purchase Price"). The Purchase Price and number of shares of Preferred Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6.

                  2.       Exercise; Expiration Date

                  2.1 The Warrants are exercisable, at the option of the Holder, at any time after issuance and at or before 5:00 p.m. New York time on the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants. In connection with an exercise of this Warrant, if the Holder desires to simultaneously convert the Preferred Stock into the Company's Common Stock pursuant to the terms of the Preferred Stock, the Holder shall so state in its Notice of Exercise.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on January 21, 2005, or if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following date which in the State of New York is not a holiday in a day on which banks are authorized to close.

                  3.       Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the shares of Preferred Stock issued upon exercise of the Warrants. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the register referred to in this Section 3.1, issuing the Preferred Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or an of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the shares of Preferred Stock issued upon exercise of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 Neither this Warrant Certificate, nor the Warrants represented hereby, may be sold, assigned, pledged or otherwise transferred voluntarily by the Holder, other than to officers or directors of the Holder, without the consent of the Company. The Company shall register upon its books any permitted transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney, and evidence of payment of all applicable transfer taxes, if any. Upon any such registration

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of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

                  4.       Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized Preferred Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Preferred Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Preferred Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be (or shall be convertible into securities that shall be) listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

                  5.       Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

                  6.       Adjustment of Purchase Price and Number of Shares
Deliverable

                  6.1 The number of shares of Preferred Stock or other security purchasable upon the exercise of each Warrant (such shares being referred to in this Section 6 as the "Warrant Shares") and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Preferred Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Preferred Stock, through stock split or otherwise, (iii) combine its outstanding shares of Preferred Stock, into a smaller number of shares of Preferred Stock, or (iv) issue by reclassification of its of Preferred Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another

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         corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this
         Article 6 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 6.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this
         Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 In the event the Company shall declare a dividend, or make a distribution to the holders of its Preferred Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors, the Purchase Price of each Warrant shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 6.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each Share of Preferred Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Preferred Stock as determined in good faith by the Board of Directors of the Company.

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                  6.3      No adjustment in the number of Warrant Shares
purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this
Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Snares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Preferred Stock, subdivision, reclassification or combination of shares of Preferred Stock, issuance of rights, warrants or options to purchase Preferred Stock, or distribution of shares of stock other than Preferred Stock, evidences of indebtedness or assets, (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Preferred Stock shall not result in any tax to the holders of its Preferred Stock or securities convertible into Preferred Stock.

                  6.4 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.5 In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

                  (a)      the Company shall declare any distribution; or

                  (b) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity); or

                  (c) any notice shall be required to be mailed to the holders of Preferred Stock pursuant to the Company's Certificate of Incorporation;

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 10 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 10 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise

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of the Warrants.

                  6.6 The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                  7.       Conversion Rights

                  7.1 In lieu of exercise of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the whole number of Warrant Shares equal to: (1) the product of
(a) the number of Warrants to be so converted, (b) the number of Warrant Shares (disregarding any fractional share amount) then issuable upon the exercise of each Warrant and (c) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over
(ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The Conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time with respect to any Warrants that are exercisable. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of Warrant Shares to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant Certificate. In connection with a conversion of this Warrant, if the Holder desires to simultaneously convert the Preferred Stock into the Company's Common Stock pursuant to the terms of the Preferred Stock, the Holder shall so state in its Notice of Conversion.

                  8.       Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extent the date of the expiration of the Warrants.

                  9. Fractional Shares and Warrants; Determination of Market Price Per Share

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                  9.1      Anything contained herein to the contrary
notwithstanding, the Company shall not be required to issue any fraction of a share of Warrant Shares in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Warrant Shares unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Warrant Shares called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Warrant Shares, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any date shall mean, following the initial public offering of the Company's Common Stock, the fair market value of the Preferred Stock per share based on (i) the closing price per share of Company's Common Stock for the trading day immediately preceding such date and (ii) the then existing conversion rate of the Preferred Stock into the Company's Common Stock. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on NASDAQ or any comparable system, or if the Common Stock is not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the Preferred Stock as determined in good faith by the Board of Directors of the Company.

                  10.      Registration Rights

                  The Holder shall become a party to the Investor Rights Agreement dated September 30, 1999 of the Company, as a "Holder" as defined under said agreement, and the shares of common stock issuable upon exercise of the Warrant shall be included as "Registrable Securities" under said agreement.

                  11.      Governing Law

                  This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California.

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 21st day of January, 2000.

                                              PlanetOut Corporation

                                              By: /s/ Megan J. Smith
                                                  ------------------------------
                                                  Name: Megan J. Smith
                                                  Title: CEO

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                                                                       EXHIBIT A

                               NOTICE OF EXERCISE

                  The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise,___________Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.

                                    _____________________
                                    Name of Holder

                                    _____________________
                                    Signature

                                    Address:

                                    _____________________
                                    _____________________
                                    _____________________

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                                                                       EXHIBIT B

                              NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, ____________Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Preferred Stock of the Company (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.

                                    _____________________
                                    Name of Holder

                                    _____________________
                                    Signature

                                    Address:

                                    _____________________
                                    _____________________
                                    _____________________

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